Exhibit 99.1

Management Presentation March 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Allegiant Travel Company $mm Highlights Excellent balance sheet Lowest costs Profitable last 24 quarters (1) Unique, expandable & defensible Leisure, small cities, MD-80s Ancillary revenue Profitable every quarter of 2008 Unique in the US Accomplished without hedges Highest operating margins: 4Q08: 23.4% FY08: 11.1% Revenue Operating Profit Operating Margin (1) Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment

Nationwide Expected at June 1, 2009: 71 cities, 132 routes, 43 operating aircraft

Minimal Direct Competition Head-to-head competition on only three of 132 routes(1) To date, only one airline has entered our routes That attempt lasted a year and has not been repeated Other airlines appear to see us as an annoyance, not a threat Routes with competition today Routes that had competition Over the past two years we have seen significantly reduced competition on our routes (1) As of June 30, 2009, according to published schedules

Low Frequency We don’t fly much on any one route even in high season

We focus flying on days we can make money Substantial Frequency Variation by Day, Week, Month Average daily scheduled flights, by month 2008 2007 2009E +45%

Ancillary Revenue

Charging extra for the extras

- Third Party Products
  - Hotels
  - Car rentals
  - Shuttle bus transfers
  - Show tickets
  - Theme park tickets
  - VIP night club access



BLUE MAN GROUP

- Unbundling the traditional product
  - Convenience fee ($13.50/pax; use of website)
  - Assigned seat ($9-25/seg)
  - Priority boarding ($5-10/seg)
  - Checked bag ($15+/bag/segment)
  - TripFlex ($7.50+/seg; flexibility)
  - Booking fee ($10/seg; call center)
  - On-board sales
    - Beverages, soft & alcoholic ($2-7)
    - Snacks/sandwiches/cookies/etc ($2-6)
    - Travel pillow ($7)
    - Vegas logo-blankets ($15)
    - Souvenirs ($2-10)

allegiant

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Best Costs 2008 cost per passenger vs length of haul, in miles 2008 cost per passenger, ex-fuel vs length of haul, in miles Source: public filings of the respective companies.

Exceptional Performance Strong profit growth despite difficult economic environment 4Q08 4Q07 Change EPS $0.88 $0.23 283% Operating margin 23% 6% 17pp Fuel cost/passenger $37 $55 ($18) Scheduled: Base air fare $83 $87 ($4) Average fare – ancillary 33 24 9 Average fare – total $116 $111 $5 Load factor 89% 79% 10pp Total RASM (cents) 11.6 9.4 23%

Best Operating Margins 2008 operating margins 2008 pre-tax margins Source: public filings of the respective companies. Without Southwest Hedge (11.8 pp)

Capitalization (mm, except number of owned aircraft) YE2008 Sep 30, 2008 YE2006(1) Cash, cash equivalents and Short-term investments $174.8 $138.6 $136.1 Net of Air traffic liability 105.8 60.8 90.8 Total assets 424.0 402.6 305.7 Total debt 64.7 70.1 72.8 Owned aircraft (including capitalized leases) 41 41 22 Retained earnings 85.8 67.6 19.1 Total shareholders’ equity $233.9 $214.5 $153.5 Total capitalization $298.6 $284.6 $226.3 Total debt/book capitalization 21.7% 24.6% 32.2% Adjusted total debt/adjusted book capitalization(2) 26.5% 30.4% 41.4% Adjusted debt/EBITDAR(2) 1.0x 1.6x 3.2x Total debt/cash 0.37x 0.51x 0.53x (1) First Post-IPO balance sheet (2) Adjusted for 7x LTM Rent Expense of $5.1mm in 2006, $3.3mm in YE3Q08 and $2.8mm in 2008

Allegiant Resilience Low prices stimulate leisure – unlike business travel VFR (visiting friends & relatives) component especially resilient – you’re still going to visit Mom Need to have the cost and pricing structures to support leisure Low fixed cost structure enables more flexibility Pricing the right way is critical Sell 3rd party products – hotels, cars, show, park tickets So far, leisure travel turns out to be the place to be

Allegiant Resilience We “lock down” one variable – aim for scheduled load factors > 90% Hit LF target by capacity planning (long-term) and pricing (close in) Leisure customers are flexible, making >90% LF feasible $33/pax of ancillary revenue incentive to run high LF High LF also spreads costs – including fuel – reduce cost/pax Pricing elasticity is all relative to the base airfare Keep base fare low to stimulate purchase interest To date, we’ve observed no discernable pricing elasticity in ancillary Pricing to get customers to invest in the booking process

Growth Bottom up approach: Route-by-route, week-by-week, keep margins high, maximize EPS Assume $2 fuel, 7-10% reduction in total revenue/flight We’ve added back some flying dropped last summer We’ve added 40 new routes since 3Q08 Growth guidance (system) 1Q09 2Q09 3Q09 Departures 5% 20% 40% ASMs 5% 22% 45% 1Q09 ASM guidance down slightly (7% to 5%) driven by fixed fee flying Expect to operate 43 aircraft this summer up from 37 summer 2008 Growing because we think we can make more money

Growth Selling schedule reflects ~60% growth in departures and ASMs Unusual reduction in 3Q08 capacity due to incredibly high fuel prices Capacity seasonality for 2009 is in-line with 2006 & 2007 If the facts change, so will our capacity – and no one can pull down capacity with less cost consequence than Allegiant 3Q09 scheduled service growth

Growth 20 New routes started/announced since Jan 1, 2009 Two new routes between existing cities 18 new routes involving five new cities New routes to new cities Connect the dots

We Love LA A dozen routes announced from existing small cities to LAX SoCal leisure traffic has two legs: Huge vacation destination (Hollywood, Disney, beaches, etc) Huge VFR - 2nd largest MSA in the country, after NYC Phoenix works very well, we see LA as a bigger Phoenix – including excellent long term expansion potential Why LAX rather than a secondary airport? Burbank, Orange County, Long Beach full/operational issues Ontario, San Bernardino, Riverside, etc, too peripheral (and Ontario is fairly expensive) Los Angeles base starts May 1

The Las Vegas “Problem” Casinos are in trouble, we’re not LAS is doing fine (for us)! Casinos have the problem – not ALGT 90% of traffic on LAS routes generated in small cities Room prices down 40% stimulates travel Sell ~40,000 rooms/month in Las Vegas, one of largest wholesalers Current “Fly free” promotion: after 5 days, room nights up 19%, room rates down 32% compared to last year – markup up 3 points LAS ~ 1/3 of 2009 scheduled capacity, down from almost 70% in 2006

Guidance Estimated fuel cost/passenger for Jan & Feb 2009 - $27.10 1Q09E 1Q08 Scheduled load factor >90% 87% Total scheduled RASM (cents) >10.61 10.61 Scheduled total average fare $105-108 $113 Cost/passenger, ex-fuel ~$50 $48 Cost/passenger, fuel <$30 $55 EPS ? $0.47 We re-iterate 1Q09 guidance from our earnings call in late January

ALGT Features No international exposure No premium travel exposure No pension issues No fuel hedge overhang Minimal debt, minimal capex Best profits, balance sheet, liquidity Facing fewer issues than most

Management Presentation March 2009